3 rd Quarter Earnings Release Walter M. Pressey President Timothy L. Vaill Chairman & CEO Robert J. Whelan Chief Financial Officer October 26 th , 2006 Exhibit 99.2

Forward Looking Statement
• This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the
United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance.
These measures typically adjust GAAP performance measures to exclude the effects of charges and expenses related to the consummation of mergers and acquisitions, as well as, excluding other significant gains or losses that are unusual in nature. Because these items and their impact on the
Company’s performance are difficult to predict, management believes that presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.
Statements in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, but are not limited to,
prospects for long
term financial performance, the impact on the Company’s results of improved market conditions and prevailing and future interest rates, prospects for growth in balance sheet assets and assets under management, and prospects for overall results over the long term.
You should not place undue
reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond Boston Private’s control and could cause actual results to differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, among others, risks related to the implementation of recent acquisitions and the identification of future acquisitions; adverse conditions in the capital markets and the impact of such conditions on Boston Private’s asset management activities; interest rate changes which may adversely impact net interest income; competitive pressures from other financial institutions which, together with other factors, may affect the Company’s growth and financial performance; the effects of national and local economic conditions; and the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; as well as the other risks and uncertainties detailed in Boston Private's Annual
Report on Form 10-K and other filings submitted to the Securities and Exchange Commission. Boston Private does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.
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Quarterly Earnings Growth
$0.29
$0.38
$0.33
$0.36
$0.45
$0.42
$0.36
$0.45
$0.15
$0.25
$0.35
$0.45
Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06
GAAP earnings Cash earnings
EPS down 5.3% over Q3 ‘05
Cash EPS Flat over Q3 ‘05
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$49,872
$55,945
$58,396
$60,660
$79,500
$81,850
$83,539
$64,770
$25,000
$30,000
$35,000
$40,000
$45,000
$50,000
$55,000
$60,000
$65,000
$70,000
$75,000
$80,000
$85,000
Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06
$88,547
Quarterly Revenue
($  in Thousands)
Revenue Up 6% over Q2 ’06
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Deposits
($ in Millions)
Up 5.3% from Q2’06
5 Year CAGR
30%
$1,400
$1,658
$2,386
$3,748
$3,855
$3,804
$3,661
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2002 2003 2004 2005 Q1 '06 Q2 '06 Q3 '06
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Net Interest Income and Margin
$10,000
$13,000
$16,000
$19,000
$22,000
$25,000
$28,000
$31,000
$34,000
$37,000
$40,000
$43,000
Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06
3.00%
3.50%
4.00%
4.50%
5.00%
Net Interest Income Core Net Interest Margin
4.03%
($ in Thousands)
Q3 '06 Q2 '06 Change Q3 '05 Change
NIM
3.76% 3.92% 16 bps 3.88% 12 bps
Core NIM
4.03% 4.20% 17 bps 4.06% 3 bps
Effect of Trust Preferred
27        bps 18 bps
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Loans
($ in Millions)
5 Year
CAGR 33%
% Change from Q2 '06 Consolidated
Commercial Up 8%
Residential Even
Total Loans Up 5%
$1,301
$1,613
$2,249
$3,624
$4,149
$3,951
$3,759
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
2002 2003 2004 2005 Q1 06 Q2 06 Q3 06
Commercial Residential HE & Other
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Loan Portfolio
Diversified loan portfolio
Residential
Mortgage:
36%
Home Equity:
5%
Commercial:
58%
Consumer: 1%
2%
5%
11%
53%
22%
7%
Commercial Real Estate
Unsecured
Construction
Commercial & Industrial
Secured by Cash, Marketable Securities
Residential Investment Properties
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Loan Portfolio Quality
0.22%
0.22%
0.13%
0.15%
0.30%
0.05%
0.15%
0.25%
0.35%
Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06
Non-performing Loans/
Total Loans
Allowance for Loan Losses*/
Total Loans
*Includes allowance for off-balance sheet risk
1.15%
1.15%
1.16%
1.24%
1.17%
1.00%
1.24%
1.48%
Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06
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$16.4
$17.1
$18.4
$23.1
$23.4
$28.1
$27.4
$30.4
$32.6
$37.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
$20.0
$22.0
$24.0
$26.0
Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06
$20
$25
$30
$35
$40
AUM Investment Management Fees
Investment Management Fees
($ in Billions) ($ in Millions)
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$4,993
$4,824
$4,869
$5,130
$5,235
$3,500
$3,700
$3,900
$4,100
$4,300
$4,500
$4,700
$4,900
$5,100
$5,300
$5,500
3Q 05 4Q 05 Q1 06 Q2 06 Q3 06
Wealth Advisory Fees
Up 2.0% from Q2 ‘06
($  in Thousands)
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Assets Under Advisory/Management
$30.7
$6.9
$11.4
$21.1
$23.7
$25.4
$30.2
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
Core Acquired Unconsolidated
($ in Billions)
Cumulative
Assets
Acquired
$17.8 billion
Consolidated All
Up from Q2 '06 1.5% 1.8%
5 year CAGR 26% 29%
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($1.1)
$2.0
$1.6
$1.2
$1.7
($0.5)
$0.3
($1.5)
($1.0)
($0.5)
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
2002 2003 2004 2005 1Q 06 2Q 06 3Q 06
-18.00%
-13.00%
-8.00%
-3.00%
2.00%
7.00%
12.00%
17.00%
22.00%
27.00%
32.00%
BPFH S&P 500
AUA/AUM – Market Action
($ in Billions)
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Change In AUA/AUM
$0.1
$0.9
$2.2
$0.9
$(0.1)
$(0.1)
$0.8
-$0.5
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
2002 2003 2004 2005 1Q '06 2Q '06 3Q '06
($ in Billions)
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Operating Leverage
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
$90,000
$100,000
3Q 05 4Q 05 1Q 06 2Q 06 3Q 06
Revenue Expenses
Revenues Up 36.7% Over Q3 ‘05
Expenses Up 46.6% Over Q3 ‘05
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3 rd Quarter Earnings Release Walter M. Pressey President Timothy L. Vaill Chairman & CEO Robert J. Whelan Chief Financial Officer October 26 th , 2006